iCORECONNECT INC.
2016 LONG-TERM INCENTIVE PLAN
Restricted Stock Grant Certificate

This Restricted Stock Grant Certificate evidences an award (the "Award") of Restricted Stock pursuant to the provisions of the 2016 Long-Term Incentive Plan, as amended, (the "Plan"), of iCoreConnect Inc. (the "Company"), to the individual whose name appears below (the "Grantee"), covering the specific number of shares of Restricted Stock of the Company set forth below, pursuant to the provisions of the Plan and on the express terms and conditions set forth in this Restricted Stock Grant Certificate, which are hereby incorporated by reference. Capitalized terms not otherwise defined herein shall have the respective meanings ascribed thereto in the Plan.

1. Name of Grantee: Donald Douglas

2. Number of Shares of Restricted Stock: 180,000

3. Date of Grant: November 3, 2017

4. Vesting Dates: The Restricted Stock shall vest and all restrictions shall lapse on the dates and as to the number of shares of Restricted Stock set forth below opposite such dates:

Vesting Date	Number of Shares that Vest
November 3, 2017	180,000
November 3, 2018	0
November 3, 2019	0

5. Termination of Service: Notwithstanding the foregoing, if the Grantee's employment is terminated (x) on account of his death or Disability (as defined in the Grantee's Employment Agreement dated as of January 1, 2013 with the Company (the "Employment Agreement")), or (y) by the Company without Cause (as defined in the Employment Agreement) or (z) by the Grantee if the Grantee resigns from his employment for Good Reason (as defined in the Plan), then immediately prior to such termination the Restricted Shares shall fully vest and all restrictions shall immediately lapse, provided, in the case of clauses (y) and (z), that the Grantee executes a release of claims against the Company and its affiliates in a form prescribed by the Company. For purposes of clause (y) of the preceding sentence, a termination of the Grantee's employment upon expiration of the Employment Agreement following a notice of non-renewal thereof by the Company shall be treated as a termination by the Company without Cause.

6. Termination of Restrictions: All restrictions on the Restricted Stock shall terminate on the earliest of (i) November 3, 2020, (ii) as to the unvested portion of the Restricted Shares (after taking into account any accelerated vesting pursuant to the preceding paragraph), the termination of the Grantee's employment, (iii) as to the vested portion

of the Option (after taking into account any accelerated vesting pursuant to the preceding paragraph), (a) if such termination is for a reason other than for death or Disability, the 91st day following termination of the Grantee's employment, provided, however, if the Grantee shall die or become Disabled during such 91 day period, the restrictions on the Restricted Stock shall terminate as to the vested portion thereof on the date that is twelve (12) months following the date the Grantee dies or becomes Disabled, as the case may be, and (b) if such termination is as a result of death or Disability, 12 months following termination of the Grantee's employment, and (iv) such earlier times as described in the Plan (e.g., a Change in Control of the Company).

7. Transferability; Stockholder Rights: Restricted Stock that has not vested may not be transferred assigned, pledged, hypothecated or otherwise disposed of. Restricted Stock shall carry voting rights and, once vested, dividend rights.

8. Share Certificates: Reasonably promptly following the Grant Date, the Company shall either cause to be issued to the Grantee a certificate in respect of the Restricted Stock or reflect ownership thereof in book entry form on the Company's books and records. If certificates representing the Restricted Stock are issued, they shall be issued in the name of the Grantee, but held in the physical possession of the Company, and the Grantee shall execute in blank a stock power in a form provided by the Company, allowing the Company to transfer the shares of Restricted Stock in the event they are forfeited pursuant to the terms of this Grant Certificate. Such certificates shall bear the following (or a Similar) legend in addition to any other legends that may be required under federal or state securities laws:

> ***THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF COMMON STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) CONTAINED IN THE AMENDED AND RESTATED 2016 LONG TERM INCENTIVE PLAN OF iCORECONNECT INC. AND A RESTRICTED STOCK GRANT CERTIFICATE DATED AS OF NOVEMBER 3, 2017 BETWEEN THE STOCKHOLDER AND iCORECONNECT INC. A COPY OF THE POLAN AND THE GRANT CERTIFICATE ARE ON FILE WITH LIFETIME BRANDS, INC.***

9. Company Policies: The Restricted Stock and any rights related thereto shall be subject to any applicable clawback or recoupment policies, share trading policies and other policies that may be implemented by the Board from time to time.

10. Tax Matters: The Restricted Stock will be taxable to the Grantee as ordinary income, subject to wage-based withholding and reporting. The Company will satisfy this withholding obligation in accordance with Section 9(d) of the Plan.

11. Delivery of Documents: A copy of the Plan, and other materials required to be delivered or made available to the Grantee, will be delivered or made available electronically provided that upon request of the Grantee, the Company will deliver to the Grantee paper copies of such materials.

The text and all of the terms and provisions of the Plan are incorporated herein by reference, and the Restricted Shares are subject to those terms and provisions in all respects. The Restricted Shares are governed exclusively by the terms of this Restricted Stock Grant Certificate and the Plan, which, except as expressly set forth above, supersede in all respects any provision of any other document that relates to the Restricted Shares.

By signing this Grant Certificate, the Grantee agrees to be bound by the terms of the Plan and this Grant Certificate (including the exhibits attached hereto) and further agrees that all of the decisions and determinations of the Committee with respect to this Award shall be conclusive and binding.

iCORECONNECT INC.	AGREED TO AND ACCEPTED:
By: ______________________	______________________
Robert McDermott Chief Executive Officer	Donald Douglas

EXHIBIT ____

Name of Grantee	Number of Shares of Common Stock
Robert McDermott	1,167,500
David Fidanza	180,000
Donald Douglas	180,000
Murali Chakravarthi	200,000
Scott Malmanger	100,000
Samuel B. Fortenbaugh III	180,000
Jeffrey Stellinga	150,000
J.D. Smith	150,000
Jennifer J. Helit	90,000
Michael J. Duncan	37,500
Carly Lyn Garrison	20,000
Rohan Lee	9,000
Philip M. Smith	9,000
Wendi Polinow	9,000
Katherine Moody	9,000
Ashley Castle	9,000
	2,500,000

iCORECONNECT INC.
2016 LONG-TERM INCENTIVE PLAN
Restricted Stock Grant Certificate

This Restricted Stock Grant Certificate evidences an award (the "Award") of Restricted Stock pursuant to the provisions of the 2016 Long-Term Incentive Plan, as amended, (the "Plan"), of iCoreConnect Inc. (the "Company"), to the individual whose name appears below (the "Grantee"), covering the specific number of shares of Restricted Stock of the Company set forth below, pursuant to the provisions of the Plan and on the express terms and conditions set forth in this Restricted Stock Grant Certificate, which are hereby incorporated by reference. Capitalized terms not otherwise defined herein shall have the respective meanings ascribed thereto in the Plan.

1. Name of Grantee: Carly Lyn Garrison
2. Number of Shares of Restricted Stock: 20,000
3. Date of Grant: November 3, 2017
4. Vesting Dates: The Restricted Stock shall vest and all restrictions shall lapse on the dates and as to the number of shares of Restricted Stock set forth below opposite such dates:

Vesting Date	Number of Shares that Vest
November 3, 2017	6,666
November 3, 2018	6,667
November 3, 2019	6,667

5. Termination of Service: Notwithstanding the foregoing, if the Grantee's employment is terminated (x) on account of his death or Disability (as defined in the Grantee's Employment Agreement dated as of N/A with the Company (the "Employment Agreement")), or (y) by the Company without Cause (as defined in the Employment Agreement) or (z) by the Grantee if the Grantee resigns from his employment for Good Reason (as defined in the Plan), then immediately prior to such termination the Restricted Shares shall fully vest and all restrictions shall immediately lapse, provided, in the case of clauses (y) and (z), that the Grantee executes a release of claims against the Company and its affiliates in a form prescribed by the Company. For purposes of clause (y) of the preceding sentence, a termination of the Grantee's employment upon expiration of the Employment Agreement following a notice of non-renewal thereof by the Company shall be treated as a termination by the Company without Cause.
6. Termination of Restrictions: All restrictions on the Restricted Stock shall terminate on the earliest of (i) November 3, 2020, (ii) as to the unvested portion of the Restricted Shares (after taking into account any accelerated vesting pursuant to the preceding paragraph), the termination of the Grantee's employment, (iii) as to the vested portion

of the Option (after taking into account any accelerated vesting pursuant to the preceding paragraph), (a) if such termination is for a reason other than for death or Disability, the 91st day following termination of the Grantee's employment, provided, however, if the Grantee shall die or become Disabled during such 91 day period, the restrictions on the Restricted Stock shall terminate as to the vested portion thereof on the date that is twelve (12) months following the date the Grantee dies or becomes Disabled, as the case may be, and (b) if such termination is as a result of death or Disability, 12 months following termination of the Grantee's employment, and (iv) such earlier times as described in the Plan (e.g., a Change in Control of the Company).

7. Transferability; Stockholder Rights: Restricted Stock that has not vested may not be transferred assigned, pledged, hypothecated or otherwise disposed of. Restricted Stock shall carry voting rights and, once vested, dividend rights.

8. Share Certificates: Reasonably promptly following the Grant Date, the Company shall either cause to be issued to the Grantee a certificate in respect of the Restricted Stock or reflect ownership thereof in book entry form on the Company's books and records. If certificates representing the Restricted Stock are issued, they shall be issued in the name of the Grantee, but held in the physical possession of the Company, and the Grantee shall execute in blank a stock power in a form provided by the Company, allowing the Company to transfer the shares of Restricted Stock in the event they are forfeited pursuant to the terms of this Grant Certificate. Such certificates shall bear the following (or a Similar) legend in addition to any other legends that may be required under federal or state securities laws:

> ***THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF COMMON STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) CONTAINED IN THE AMENDED AND RESTATED 2016 LONG TERM INCENTIVE PLAN OF iCORECONNECT INC. AND A RESTRICTED STOCK GRANT CERTIFICATE DATED AS OF NOVEMBER 3, 2017 BETWEEN THE STOCKHOLDER AND iCORECONNECT INC. A COPY OF THE POLAN AND THE GRANT CERTIFICATE ARE ON FILE WITH LIFETIME BRANDS, INC.***

9. Company Policies: The Restricted Stock and any rights related thereto shall be subject to any applicable clawback or recoupment policies, share trading policies and other policies that may be implemented by the Board from time to time.

10. Tax Matters: The Restricted Stock will be taxable to the Grantee as ordinary income, subject to wage-based withholding and reporting. The Company will satisfy this withholding obligation in accordance with Section 9(d) of the Plan.

11. Delivery of Documents: A copy of the Plan, and other materials required to be delivered or made available to the Grantee, will be delivered or made available electronically provided that upon request of the Grantee, the Company will deliver to the Grantee paper copies of such materials.

The text and all of the terms and provisions of the Plan are incorporated herein by reference, and the Restricted Shares are subject to those terms and provisions in all respects. The Restricted Shares are governed exclusively by the terms of this Restricted Stock Grant Certificate and the Plan, which, except as expressly set forth above, supersede in all respects any provision of any other document that relates to the Restricted Shares.

By signing this Grant Certificate, the Grantee agrees to be bound by the terms of the Plan and this Grant Certificate (including the exhibits attached hereto) and further agrees that all of the decisions and determinations of the Committee with respect to this Award shall be conclusive and binding.

iCORECONNECT INC.	AGREED TO AND ACCEPTED:
By: ______________________	______________________
Donald Douglas Chief Operating Officer	Carly Lyn Garrison

iCORECONNECT INC.
2016 LONG-TERM INCENTIVE PLAN
Restricted Stock Grant Certificate

This Restricted Stock Grant Certificate evidences an award (the "Award") of Restricted Stock pursuant to the provisions of the 2016 Long-Term Incentive Plan, as amended, (the "Plan"), of iCoreConnect Inc. (the "Company"), to the individual whose name appears below (the "Grantee"), covering the specific number of shares of Restricted Stock of the Company set forth below, pursuant to the provisions of the Plan and on the express terms and conditions set forth in this Restricted Stock Grant Certificate, which are hereby incorporated by reference. Capitalized terms not otherwise defined herein shall have the respective meanings ascribed thereto in the Plan.

1. Name of Grantee: David Fidanza

2. Number of Shares of Restricted Stock: 180,000

3. Date of Grant: November 3, 2017

4. Vesting Dates: The Restricted Stock shall vest and all restrictions shall lapse on the dates and as to the number of shares of Restricted Stock set forth below opposite such dates:

Vesting Date	Number of Shares that Vest
November 3, 2017	60,000
November 3, 2018	60,000
November 3, 2019	60,000

5. Termination of Service: Notwithstanding the foregoing, if the Grantee's employment is terminated (x) on account of his death or Disability (as defined in the Grantee's Employment Agreement dated as of September 1, 2017 with the Company (the "Employment Agreement")), or (y) by the Company without Cause (as defined in the Employment Agreement) or (z) by the Grantee if the Grantee resigns from his employment for Good Reason (as defined in the Plan), then immediately prior to such termination the Restricted Shares shall fully vest and all restrictions shall immediately lapse, provided, in the case of clauses (y) and (z), that the Grantee executes a release of claims against the Company and its affiliates in a form prescribed by the Company. For purposes of clause (y) of the preceding sentence, a termination of the Grantee's employment upon expiration of the Employment Agreement following a notice of non-renewal thereof by the Company shall be treated as a termination by the Company without Cause.

6. Termination of Restrictions: All restrictions on the Restricted Stock shall terminate on the earliest of (i) November 3, 2020, (ii) as to the unvested portion of the Restricted Shares (after taking into account any accelerated vesting pursuant to the preceding paragraph), the termination of the Grantee's employment, (iii) as to the vested portion

of the Option (after taking into account any accelerated vesting pursuant to the preceding paragraph), (a) if such termination is for a reason other than for death or Disability, the 91st day following termination of the Grantee's employment, provided, however, if the Grantee shall die or become Disabled during such 91 day period, the restrictions on the Restricted Stock shall terminate as to the vested portion thereof on the date that is twelve (12) months following the date the Grantee dies or becomes Disabled, as the case may be, and (b) if such termination is as a result of death or Disability, 12 months following termination of the Grantee's employment, and (iv) such earlier times as described in the Plan (e.g., a Change in Control of the Company).

7. Transferability; Stockholder Rights: Restricted Stock that has not vested may not be transferred assigned, pledged, hypothecated or otherwise disposed of. Restricted Stock shall carry voting rights and, once vested, dividend rights.

8. Share Certificates: Reasonably promptly following the Grant Date, the Company shall either cause to be issued to the Grantee a certificate in respect of the Restricted Stock or reflect ownership thereof in book entry form on the Company's books and records. If certificates representing the Restricted Stock are issued, they shall be issued in the name of the Grantee, but held in the physical possession of the Company, and the Grantee shall execute in blank a stock power in a form provided by the Company, allowing the Company to transfer the shares of Restricted Stock in the event they are forfeited pursuant to the terms of this Grant Certificate. Such certificates shall bear the following (or a Similar) legend in addition to any other legends that may be required under federal or state securities laws:

> ***THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF COMMON STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) CONTAINED IN THE AMENDED AND RESTATED 2016 LONG TERM INCENTIVE PLAN OF iCORECONNECT INC. AND A RESTRICTED STOCK GRANT CERTIFICATE DATED AS OF NOVEMBER 3, 2017 BETWEEN THE STOCKHOLDER AND iCORECONNECT INC. A COPY OF THE POLAN AND THE GRANT CERTIFICATE ARE ON FILE WITH LIFETIME BRANDS, INC.***

9. Company Policies: The Restricted Stock and any rights related thereto shall be subject to any applicable clawback or recoupment policies, share trading policies and other policies that may be implemented by the Board from time to time.

10. Tax Matters: The Restricted Stock will be taxable to the Grantee as ordinary income, subject to wage-based withholding and reporting. The Company will satisfy this withholding obligation in accordance with Section 9(d) of the Plan.

11. Delivery of Documents: A copy of the Plan, and other materials required to be delivered or made available to the Grantee, will be delivered or made available electronically provided that upon request of the Grantee, the Company will deliver to the Grantee paper copies of such materials.

The text and all of the terms and provisions of the Plan are incorporated herein by reference, and the Restricted Shares are subject to those terms and provisions in all respects. The Restricted Shares are governed exclusively by the terms of this Restricted Stock Grant Certificate and the Plan, which, except as expressly set forth above, supersede in all respects any provision of any other document that relates to the Restricted Shares.

By signing this Grant Certificate, the Grantee agrees to be bound by the terms of the Plan and this Grant Certificate (including the exhibits attached hereto) and further agrees that all of the decisions and determinations of the Committee with respect to this Award shall be conclusive and binding.

iCORECONNECT INC.

By: ______________________

Donald Douglas
Chief Operating Officer

AGREED TO AND ACCEPTED:

____

David Fidanza

EXHIBIT ____

Name of Grantee	Number of Shares of Common Stock
Robert McDermott	1,167,500
David Fidanza	180,000
Donald Douglas	180,000
Murali Chakravarthi	200,000
Scott Malmanger	100,000
Samuel B. Fortenbaugh III	180,000
Jeffrey Stellinga	150,000
J.D. Smith	150,000
Jennifer J. Helit	90,000
Michael J. Duncan	37,500
Carly Lyn Garrison	20,000
Rohan Lee	9,000
Philip M. Smith	9,000
Wendi Polinow	9,000
Katherine Moody	9,000
Ashley Castle	9,000
	2,500,000

iCORECONNECT INC.
2016 LONG-TERM INCENTIVE PLAN
Restricted Stock Grant Certificate

This Restricted Stock Grant Certificate evidences an award (the "Award") of Restricted Stock pursuant to the provisions of the 2016 Long-Term Incentive Plan, as amended, (the "Plan"), of iCoreConnect Inc. (the "Company"), to the individual whose name appears below (the "Grantee"), covering the specific number of shares of Restricted Stock of the Company set forth below, pursuant to the provisions of the Plan and on the express terms and conditions set forth in this Restricted Stock Grant Certificate, which are hereby incorporated by reference. Capitalized terms not otherwise defined herein shall have the respective meanings ascribed thereto in the Plan.

1. Name of Grantee: J.D. Smith

2. Number of Shares of Restricted Stock: 150,000

3. Date of Grant: November 3, 2017

4. Vesting Dates: The Restricted Stock shall vest and all restrictions shall lapse on the dates and as to the number of shares of Restricted Stock set forth below opposite such dates:

Vesting Date	Number of Shares that Vest
November 3, 2017	50,000
November 3, 2018	50,000
November 3, 2019	50,000

5. Termination of Service: Notwithstanding the foregoing, if the Grantee's employment is terminated (x) on account of his death or Disability (as defined in the Grantee's Employment Agreement dated as of N/A with the Company (the "Employment Agreement")), or (y) by the Company without Cause (as defined in the Employment Agreement) or (z) by the Grantee if the Grantee resigns from his employment for Good Reason (as defined in the Plan), then immediately prior to such termination the Restricted Shares shall fully vest and all restrictions shall immediately lapse, provided, in the case of clauses (y) and (z), that the Grantee executes a release of claims against the Company and its affiliates in a form prescribed by the Company. For purposes of clause (y) of the preceding sentence, a termination of the Grantee's employment upon expiration of the Employment Agreement following a notice of non-renewal thereof by the Company shall be treated as a termination by the Company without Cause.

6. Termination of Restrictions: All restrictions on the Restricted Stock shall terminate on the earliest of (i) November 3, 2020, (ii) as to the unvested portion of the Restricted Shares (after taking into account any accelerated vesting pursuant to the preceding paragraph), the termination of the Grantee's employment, (iii) as to the vested portion

of the Option (after taking into account any accelerated vesting pursuant to the preceding paragraph), (a) if such termination is for a reason other than for death or Disability, the 91st day following termination of the Grantee's employment, provided, however, if the Grantee shall die or become Disabled during such 91 day period, the restrictions on the Restricted Stock shall terminate as to the vested portion thereof on the date that is twelve (12) months following the date the Grantee dies or becomes Disabled, as the case may be, and (b) if such termination is as a result of death or Disability, 12 months following termination of the Grantee's employment, and (iv) such earlier times as described in the Plan (e.g., a Change in Control of the Company).

7. Transferability; Stockholder Rights: Restricted Stock that has not vested may not be transferred assigned, pledged, hypothecated or otherwise disposed of. Restricted Stock shall carry voting rights and, once vested, dividend rights.

8. Share Certificates: Reasonably promptly following the Grant Date, the Company shall either cause to be issued to the Grantee a certificate in respect of the Restricted Stock or reflect ownership thereof in book entry form on the Company's books and records. If certificates representing the Restricted Stock are issued, they shall be issued in the name of the Grantee, but held in the physical possession of the Company, and the Grantee shall execute in blank a stock power in a form provided by the Company, allowing the Company to transfer the shares of Restricted Stock in the event they are forfeited pursuant to the terms of this Grant Certificate. Such certificates shall bear the following (or a Similar) legend in addition to any other legends that may be required under federal or state securities laws:

> ***THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF COMMON STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) CONTAINED IN THE AMENDED AND RESTATED 2016 LONG TERM INCENTIVE PLAN OF iCORECONNECT INC. AND A RESTRICTED STOCK GRANT CERTIFICATE DATED AS OF NOVEMBER 3, 2017 BETWEEN THE STOCKHOLDER AND iCORECONNECT INC. A COPY OF THE POLAN AND THE GRANT CERTIFICATE ARE ON FILE WITH LIFETIME BRANDS, INC.***

9. Company Policies: The Restricted Stock and any rights related thereto shall be subject to any applicable clawback or recoupment policies, share trading policies and other policies that may be implemented by the Board from time to time.

10. Tax Matters: The Restricted Stock will be taxable to the Grantee as ordinary income, subject to wage-based withholding and reporting. The Company will satisfy this withholding obligation in accordance with Section 9(d) of the Plan.

11. Delivery of Documents: A copy of the Plan, and other materials required to be delivered or made available to the Grantee, will be delivered or made available electronically provided that upon request of the Grantee, the Company will deliver to the Grantee paper copies of such materials.

The text and all of the terms and provisions of the Plan are incorporated herein by reference, and the Restricted Shares are subject to those terms and provisions in all respects. The Restricted Shares are governed exclusively by the terms of this Restricted Stock Grant Certificate and the Plan, which, except as expressly set forth above, supersede in all respects any provision of any other document that relates to the Restricted Shares.

By signing this Grant Certificate, the Grantee agrees to be bound by the terms of the Plan and this Grant Certificate (including the exhibits attached hereto) and further agrees that all of the decisions and determinations of the Committee with respect to this Award shall be conclusive and binding.

iCORECONNECT INC.

By: ______________________

Donald Douglas
Chief Operating Officer

AGREED TO AND ACCEPTED:

____

J.D. Smith

iCORECONNECT INC.
2016 LONG-TERM INCENTIVE PLAN
Restricted Stock Grant Certificate

This Restricted Stock Grant Certificate evidences an award (the "Award") of Restricted Stock pursuant to the provisions of the 2016 Long-Term Incentive Plan, as amended, (the "Plan"), of iCoreConnect Inc. (the "Company"), to the individual whose name appears below (the "Grantee"), covering the specific number of shares of Restricted Stock of the Company set forth below, pursuant to the provisions of the Plan and on the express terms and conditions set forth in this Restricted Stock Grant Certificate, which are hereby incorporated by reference. Capitalized terms not otherwise defined herein shall have the respective meanings ascribed thereto in the Plan.

1. Name of Grantee: Jeff Stellinga

2. Number of Shares of Restricted Stock: 150,000

3. Date of Grant: November 3, 2017

4. Vesting Dates: The Restricted Stock shall vest and all restrictions shall lapse on the dates and as to the number of shares of Restricted Stock set forth below opposite such dates:

Vesting Date	Number of Shares that Vest
November 3, 2017	50,000
November 3, 2018	50,000
November 3, 2019	50,000

5. Termination of Service: Notwithstanding the foregoing, if the Grantee's employment is terminated (x) on account of his death or Disability (as defined in the Grantee's Employment Agreement dated as of N/A with the Company (the "Employment Agreement")), or (y) by the Company without Cause (as defined in the Employment Agreement) or (z) by the Grantee if the Grantee resigns from his employment for Good Reason (as defined in the Plan), then immediately prior to such termination the Restricted Shares shall fully vest and all restrictions shall immediately lapse, provided, in the case of clauses (y) and (z), that the Grantee executes a release of claims against the Company and its affiliates in a form prescribed by the Company. For purposes of clause (y) of the preceding sentence, a termination of the Grantee's employment upon expiration of the Employment Agreement following a notice of non-renewal thereof by the Company shall be treated as a termination by the Company without Cause.

6. Termination of Restrictions: All restrictions on the Restricted Stock shall terminate on the earliest of (i) November 3, 2020, (ii) as to the unvested portion of the Restricted Shares (after taking into account any accelerated vesting pursuant to the preceding paragraph), the termination of the Grantee's employment, (iii) as to the vested portion

of the Option (after taking into account any accelerated vesting pursuant to the preceding paragraph), (a) if such termination is for a reason other than for death or Disability, the 91st day following termination of the Grantee's employment, provided, however, if the Grantee shall die or become Disabled during such 91 day period, the restrictions on the Restricted Stock shall terminate as to the vested portion thereof on the date that is twelve (12) months following the date the Grantee dies or becomes Disabled, as the case may be, and (b) if such termination is as a result of death or Disability, 12 months following termination of the Grantee's employment, and (iv) such earlier times as described in the Plan (e.g., a Change in Control of the Company).

7. Transferability; Stockholder Rights: Restricted Stock that has not vested may not be transferred assigned, pledged, hypothecated or otherwise disposed of. Restricted Stock shall carry voting rights and, once vested, dividend rights.

8. Share Certificates: Reasonably promptly following the Grant Date, the Company shall either cause to be issued to the Grantee a certificate in respect of the Restricted Stock or reflect ownership thereof in book entry form on the Company's books and records. If certificates representing the Restricted Stock are issued, they shall be issued in the name of the Grantee, but held in the physical possession of the Company, and the Grantee shall execute in blank a stock power in a form provided by the Company, allowing the Company to transfer the shares of Restricted Stock in the event they are forfeited pursuant to the terms of this Grant Certificate. Such certificates shall bear the following (or a Similar) legend in addition to any other legends that may be required under federal or state securities laws:

> ***THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF COMMON STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) CONTAINED IN THE AMENDED AND RESTATED 2016 LONG TERM INCENTIVE PLAN OF iCORECONNECT INC. AND A RESTRICTED STOCK GRANT CERTIFICATE DATED AS OF NOVEMBER 3, 2017 BETWEEN THE STOCKHOLDER AND iCORECONNECT INC. A COPY OF THE POLAN AND THE GRANT CERTIFICATE ARE ON FILE WITH LIFETIME BRANDS, INC.***

9. Company Policies: The Restricted Stock and any rights related thereto shall be subject to any applicable clawback or recoupment policies, share trading policies and other policies that may be implemented by the Board from time to time.

10. Tax Matters: The Restricted Stock will be taxable to the Grantee as ordinary income, subject to wage-based withholding and reporting. The Company will satisfy this withholding obligation in accordance with Section 9(d) of the Plan.

11. Delivery of Documents: A copy of the Plan, and other materials required to be delivered or made available to the Grantee, will be delivered or made available electronically provided that upon request of the Grantee, the Company will deliver to the Grantee paper copies of such materials.

The text and all of the terms and provisions of the Plan are incorporated herein by reference, and the Restricted Shares are subject to those terms and provisions in all respects. The Restricted Shares are governed exclusively by the terms of this Restricted Stock Grant Certificate and the Plan, which, except as expressly set forth above, supersede in all respects any provision of any other document that relates to the Restricted Shares.

By signing this Grant Certificate, the Grantee agrees to be bound by the terms of the Plan and this Grant Certificate (including the exhibits attached hereto) and further agrees that all of the decisions and determinations of the Committee with respect to this Award shall be conclusive and binding.

iCORECONNECT INC.

By: ______________________

Donald Douglas
Chief Operating Officer

AGREED TO AND ACCEPTED:

____

Jeff Stellinga

EXHIBIT ____

Name of Grantee	Number of Shares of Common Stock
Robert McDermott	1,167,500
David Fidanza	180,000
Donald Douglas	180,000
Murali Chakravarthi	200,000
Scott Malmanger	100,000
Samuel B. Fortenbaugh III	180,000
Jeffrey Stellinga	150,000
J.D. Smith	150,000
Jennifer J. Helit	90,000
Michael J. Duncan	37,500
Carly Lyn Garrison	20,000
Rohan Lee	9,000
Philip M. Smith	9,000
Wendi Polinow	9,000
Katherine Moody	9,000
Ashley Castle	9,000
	2,500,000

iCORECONNECT INC.
2016 LONG-TERM INCENTIVE PLAN
Restricted Stock Grant Certificate

This Restricted Stock Grant Certificate evidences an award (the "Award") of Restricted Stock pursuant to the provisions of the 2016 Long-Term Incentive Plan, as amended, (the "Plan"), of iCoreConnect Inc. (the "Company"), to the individual whose name appears below (the "Grantee"), covering the specific number of shares of Restricted Stock of the Company set forth below, pursuant to the provisions of the Plan and on the express terms and conditions set forth in this Restricted Stock Grant Certificate, which are hereby incorporated by reference. Capitalized terms not otherwise defined herein shall have the respective meanings ascribed thereto in the Plan.

1. Name of Grantee: Jennifer Helit

2. Number of Shares of Restricted Stock: 90,000

3. Date of Grant: November 3, 2017

4. Vesting Dates: The Restricted Stock shall vest and all restrictions shall lapse on the dates and as to the number of shares of Restricted Stock set forth below opposite such dates:

Vesting Date	Number of Shares that Vest
November 3, 2017	30,000
November 3, 2018	30,000
November 3, 2019	30,000

5. Termination of Service: Notwithstanding the foregoing, if the Grantee's employment is terminated (x) on account of his death or Disability (as defined in the Grantee's Employment Agreement dated as of N/A with the Company (the "Employment Agreement")), or (y) by the Company without Cause (as defined in the Employment Agreement) or (z) by the Grantee if the Grantee resigns from his employment for Good Reason (as defined in the Plan), then immediately prior to such termination the Restricted Shares shall fully vest and all restrictions shall immediately lapse, provided, in the case of clauses (y) and (z), that the Grantee executes a release of claims against the Company and its affiliates in a form prescribed by the Company. For purposes of clause (y) of the preceding sentence, a termination of the Grantee's employment upon expiration of the Employment Agreement following a notice of non-renewal thereof by the Company shall be treated as a termination by the Company without Cause.

6. Termination of Restrictions: All restrictions on the Restricted Stock shall terminate on the earliest of (i) November 3, 2020, (ii) as to the unvested portion of the Restricted Shares (after taking into account any accelerated vesting pursuant to the preceding paragraph), the termination of the Grantee's employment, (iii) as to the vested portion

of the Option (after taking into account any accelerated vesting pursuant to the preceding paragraph), (a) if such termination is for a reason other than for death or Disability, the 91st day following termination of the Grantee's employment, provided, however, if the Grantee shall die or become Disabled during such 91 day period, the restrictions on the Restricted Stock shall terminate as to the vested portion thereof on the date that is twelve (12) months following the date the Grantee dies or becomes Disabled, as the case may be, and (b) if such termination is as a result of death or Disability, 12 months following termination of the Grantee's employment, and (iv) such earlier times as described in the Plan (e.g., a Change in Control of the Company).

7. Transferability; Stockholder Rights: Restricted Stock that has not vested may not be transferred assigned, pledged, hypothecated or otherwise disposed of. Restricted Stock shall carry voting rights and, once vested, dividend rights.

8. Share Certificates: Reasonably promptly following the Grant Date, the Company shall either cause to be issued to the Grantee a certificate in respect of the Restricted Stock or reflect ownership thereof in book entry form on the Company's books and records. If certificates representing the Restricted Stock are issued, they shall be issued in the name of the Grantee, but held in the physical possession of the Company, and the Grantee shall execute in blank a stock power in a form provided by the Company, allowing the Company to transfer the shares of Restricted Stock in the event they are forfeited pursuant to the terms of this Grant Certificate. Such certificates shall bear the following (or a Similar) legend in addition to any other legends that may be required under federal or state securities laws:

> ***THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF COMMON STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) CONTAINED IN THE AMENDED AND RESTATED 2016 LONG TERM INCENTIVE PLAN OF iCORECONNECT INC. AND A RESTRICTED STOCK GRANT CERTIFICATE DATED AS OF NOVEMBER 3, 2017 BETWEEN THE STOCKHOLDER AND iCORECONNECT INC. A COPY OF THE POLAN AND THE GRANT CERTIFICATE ARE ON FILE WITH LIFETIME BRANDS, INC.***

9. Company Policies: The Restricted Stock and any rights related thereto shall be subject to any applicable clawback or recoupment policies, share trading policies and other policies that may be implemented by the Board from time to time.

10. Tax Matters: The Restricted Stock will be taxable to the Grantee as ordinary income, subject to wage-based withholding and reporting. The Company will satisfy this withholding obligation in accordance with Section 9(d) of the Plan.

11. Delivery of Documents: A copy of the Plan, and other materials required to be delivered or made available to the Grantee, will be delivered or made available electronically provided that upon request of the Grantee, the Company will deliver to the Grantee paper copies of such materials.

The text and all of the terms and provisions of the Plan are incorporated herein by reference, and the Restricted Shares are subject to those terms and provisions in all respects. The Restricted Shares are governed exclusively by the terms of this Restricted Stock Grant Certificate and the Plan, which, except as expressly set forth above, supersede in all respects any provision of any other document that relates to the Restricted Shares.

By signing this Grant Certificate, the Grantee agrees to be bound by the terms of the Plan and this Grant Certificate (including the exhibits attached hereto) and further agrees that all of the decisions and determinations of the Committee with respect to this Award shall be conclusive and binding.

iCORECONNECT INC.

By: ____________________

Donald Douglas
Chief Operating Officer

AGREED TO AND ACCEPTED:

____

Jennifer Helit

EXHIBIT ___

Name of Grantee	Number of Shares of Common Stock
Robert McDermott	1,167,500
David Fidanza	180,000
Donald Douglas	180,000
Murali Chakravarthi	200,000
Scott Malmanger	100,000
Samuel B. Fortenbaugh III	180,000
Jeffrey Stellinga	150,000
J.D. Smith	150,000
Jennifer J. Helit	90,000
Michael J. Duncan	37,500
Carly Lyn Garrison	20,000
Rohan Lee	9,000
Philip M. Smith	9,000
Wendi Polinow	9,000
Katherine Moody	9,000
Ashley Castle	9,000
	2,500,000

iCORECONNECT INC.
2016 LONG-TERM INCENTIVE PLAN
Restricted Stock Grant Certificate

This Restricted Stock Grant Certificate evidences an award (the "Award") of Restricted Stock pursuant to the provisions of the 2016 Long-Term Incentive Plan, as amended, (the "Plan"), of iCoreConnect Inc. (the "Company"), to the individual whose name appears below (the "Grantee"), covering the specific number of shares of Restricted Stock of the Company set forth below, pursuant to the provisions of the Plan and on the express terms and conditions set forth in this Restricted Stock Grant Certificate, which are hereby incorporated by reference. Capitalized terms not otherwise defined herein shall have the respective meanings ascribed thereto in the Plan.

1. Name of Grantee: Robert McDermott

2. Number of Shares of Restricted Stock: 1,167,500

3. Date of Grant: November 3, 2017

4. Vesting Dates: The Restricted Stock shall vest and all restrictions shall lapse on the dates and as to the number of shares of Restricted Stock set forth below opposite such dates:

Vesting Date	Number of Shares that Vest
November 3, 2017	1,167,500
November 3, 2018	0
November 3, 2019	0

5. Termination of Service: Notwithstanding the foregoing, if the Grantee's employment is terminated (x) on account of his death or Disability (as defined in the Grantee's Employment Agreement dated as of July 1, 2015 with the Company (the "Employment Agreement")), or (y) by the Company without Cause (as defined in the Employment Agreement) or (z) by the Grantee if the Grantee resigns from his employment for Good Reason (as defined in the Plan), then immediately prior to such termination the Restricted Shares shall fully vest and all restrictions shall immediately lapse, provided, in the case of clauses (y) and (z), that the Grantee executes a release of claims against the Company and its affiliates in a form prescribed by the Company. For purposes of clause (y) of the preceding sentence, a termination of the Grantee's employment upon expiration of the Employment Agreement following a notice of non-renewal thereof by the Company shall be treated as a termination by the Company without Cause.

6. Termination of Restrictions: All restrictions on the Restricted Stock shall terminate on the earliest of (i) November 3, 2020, (ii) as to the unvested portion of the Restricted Shares (after taking into account any accelerated vesting pursuant to the preceding paragraph), the termination of the Grantee's employment, (iii) as to the vested portion

of the Option (after taking into account any accelerated vesting pursuant to the preceding paragraph), (a) if such termination is for a reason other than for death or Disability, the 91st day following termination of the Grantee's employment, provided, however, if the Grantee shall die or become Disabled during such 91 day period, the restrictions on the Restricted Stock shall terminate as to the vested portion thereof on the date that is twelve (12) months following the date the Grantee dies or becomes Disabled, as the case may be, and (b) if such termination is as a result of death or Disability, 12 months following termination of the Grantee's employment, and (iv) such earlier times as described in the Plan (e.g., a Change in Control of the Company).

7. Transferability; Stockholder Rights: Restricted Stock that has not vested may not be transferred assigned, pledged, hypothecated or otherwise disposed of. Restricted Stock shall carry voting rights and, once vested, dividend rights.

8. Share Certificates: Reasonably promptly following the Grant Date, the Company shall either cause to be issued to the Grantee a certificate in respect of the Restricted Stock or reflect ownership thereof in book entry form on the Company's books and records. If certificates representing the Restricted Stock are issued, they shall be issued in the name of the Grantee, but held in the physical possession of the Company, and the Grantee shall execute in blank a stock power in a form provided by the Company, allowing the Company to transfer the shares of Restricted Stock in the event they are forfeited pursuant to the terms of this Grant Certificate. Such certificates shall bear the following (or a Similar) legend in addition to any other legends that may be required under federal or state securities laws:

> ***THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF COMMON STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) CONTAINED IN THE AMENDED AND RESTATED 2016 LONG TERM INCENTIVE PLAN OF iCORECONNECT INC. AND A RESTRICTED STOCK GRANT CERTIFICATE DATED AS OF NOVEMBER 3, 2017 BETWEEN THE STOCKHOLDER AND iCORECONNECT INC. A COPY OF THE POLAN AND THE GRANT CERTIFICATE ARE ON FILE WITH LIFETIME BRANDS, INC.***

9. Company Policies: The Restricted Stock and any rights related thereto shall be subject to any applicable clawback or recoupment policies, share trading policies and other policies that may be implemented by the Board from time to time.

10. Tax Matters: The Restricted Stock will be taxable to the Grantee as ordinary income, subject to wage-based withholding and reporting. The Company will satisfy this withholding obligation in accordance with Section 9(d) of the Plan.

11. Delivery of Documents: A copy of the Plan, and other materials required to be delivered or made available to the Grantee, will be delivered or made available electronically provided that upon request of the Grantee, the Company will deliver to the Grantee paper copies of such materials.

The text and all of the terms and provisions of the Plan are incorporated herein by reference, and the Restricted Shares are subject to those terms and provisions in all respects. The Restricted Shares are governed exclusively by the terms of this Restricted Stock Grant Certificate and the Plan, which, except as expressly set forth above, supersede in all respects any provision of any other document that relates to the Restricted Shares.

By signing this Grant Certificate, the Grantee agrees to be bound by the terms of the Plan and this Grant Certificate (including the exhibits attached hereto) and further agrees that all of the decisions and determinations of the Committee with respect to this Award shall be conclusive and binding.

iCORECONNECT INC.	AGREED TO AND ACCEPTED:
By: ______________________	______________________
Donald Douglas Chief Operating Officer/ Secretary	Robert McDermott

iCORECONNECT INC.
2016 LONG-TERM INCENTIVE PLAN
Restricted Stock Grant Certificate

This Restricted Stock Grant Certificate evidences an award (the "Award") of Restricted Stock pursuant to the provisions of the 2016 Long-Term Incentive Plan, as amended, (the "Plan"), of iCoreConnect Inc. (the "Company"), to the individual whose name appears below (the "Grantee"), covering the specific number of shares of Restricted Stock of the Company set forth below, pursuant to the provisions of the Plan and on the express terms and conditions set forth in this Restricted Stock Grant Certificate, which are hereby incorporated by reference. Capitalized terms not otherwise defined herein shall have the respective meanings ascribed thereto in the Plan.

1. Name of Grantee: Katherine Moody

2. Number of Shares of Restricted Stock: 9,000

3. Date of Grant: November 3, 2017

4. Vesting Dates: The Restricted Stock shall vest and all restrictions shall lapse on the dates and as to the number of shares of Restricted Stock set forth below opposite such dates:

Vesting Date	Number of Shares that Vest
November 3, 2017	3,000
November 3, 2018	3,000
November 3, 2019	3,000

5. Termination of Service: Notwithstanding the foregoing, if the Grantee's employment is terminated (x) on account of his death or Disability (as defined in the Grantee's Employment Agreement dated as of ——N/A——— with the Company (the "Employment Agreement")), or (y) by the Company without Cause (as defined in the Employment Agreement) or (z) by the Grantee if the Grantee resigns from his employment for Good Reason (as defined in the Plan), then immediately prior to such termination the Restricted Shares shall fully vest and all restrictions shall immediately lapse, provided, in the case of clauses (y) and (z), that the Grantee executes a release of claims against the Company and its affiliates in a form prescribed by the Company. For purposes of clause (y) of the preceding sentence, a termination of the Grantee's employment upon expiration of the Employment Agreement following a notice of non-renewal thereof by the Company shall be treated as a termination by the Company without Cause.

6. Termination of Restrictions: All restrictions on the Restricted Stock shall terminate on the earliest of (i) November 3, 2019, (ii) as to the unvested portion of the Restricted Shares (after taking into account any accelerated vesting pursuant to the preceding paragraph), the termination of the Grantee's employment, (iii) as to the vested portion

of the Option (after taking into account any accelerated vesting pursuant to the preceding paragraph), (a) if such termination is for a reason other than for death or Disability, the 91st day following termination of the Grantee's employment, provided, however, if the Grantee shall die or become Disabled during such 91 day period, the restrictions on the Restricted Stock shall terminate as to the vested portion thereof on the date that is twelve (12) months following the date the Grantee dies or becomes Disabled, as the case may be, and (b) if such termination is as a result of death or Disability, 12 months following termination of the Grantee's employment, and (iv) such earlier times as described in the Plan (e.g., a Change in Control of the Company).

7. Transferability; Stockholder Rights: Restricted Stock that has not vested may not be transferred assigned, pledged, hypothecated or otherwise disposed of. Restricted Stock shall carry voting rights and, once vested, dividend rights.

8. Share Certificates: Reasonably promptly following the Grant Date, the Company shall either cause to be issued to the Grantee a certificate in respect of the Restricted Stock or reflect ownership thereof in book entry form on the Company's books and records. If certificates representing the Restricted Stock are issued, they shall be issued in the name of the Grantee, but held in the physical possession of the Company, and the Grantee shall execute in blank a stock power in a form provided by the Company, allowing the Company to transfer the shares of Restricted Stock in the event they are forfeited pursuant to the terms of this Grant Certificate. Such certificates shall bear the following (or a Similar) legend in addition to any other legends that may be required under federal or state securities laws:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF COMMON STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) CONTAINED IN THE AMENDED AND RESTATED 2016 LONG TERM INCENTIVE PLAN OF iCORECONNECT INC. AND A RESTRICTED STOCK GRANT CERTIFICATE DATED AS OF NOVEMBER 3, 2017 BETWEEN THE STOCKHOLDER AND iCORECONNECT INC. A COPY OF THE PLAN AND THE GRANT CERTIFICATE ARE ON FILE WITH iCORECONNECT. INC.

9. Company Policies: The Restricted Stock and any rights related thereto shall be subject to any applicable clawback or recoupment policies, share trading policies and other policies that may be implemented by the Board from time to time.

10. Tax Matters: The Restricted Stock will be taxable to the Grantee as ordinary income, subject to wage-based withholding and reporting. The Company will satisfy this withholding obligation in accordance with Section 9(d) of the Plan.

11. Delivery of Documents: A copy of the Plan, and other materials required to be delivered or made available to the Grantee, will be delivered or made available electronically provided that upon request of the Grantee, the Company will deliver to the Grantee paper copies of such materials.

The text and all of the terms and provisions of the Plan are incorporated herein by reference, and the Restricted Shares are subject to those terms and provisions in all respects. The Restricted Shares are governed exclusively by the terms of this Restricted Stock Grant Certificate and the Plan, which, except as expressly set forth above, supersede in all respects any provision of any other document that relates to the Restricted Shares.

By signing this Grant Certificate, the Grantee agrees to be bound by the terms of the Plan and this Grant Certificate (including the exhibits attached hereto) and further agrees that all of the decisions and determinations of the Committee with respect to this Award shall be conclusive and binding.

iCORECONNECT INC.

By: ____________________

Donald Douglas
Chief Operating Officer

AGREED TO AND ACCEPTED:

____

Katherine Moody

iCORECONNECT INC.
2016 LONG-TERM INCENTIVE PLAN
Restricted Stock Grant Certificate

This Restricted Stock Grant Certificate evidences an award (the "Award") of Restricted Stock pursuant to the provisions of the 2016 Long-Term Incentive Plan, as amended, (the "Plan"), of iCoreConnect Inc. (the "Company"), to the individual whose name appears below (the "Grantee"), covering the specific number of shares of Restricted Stock of the Company set forth below, pursuant to the provisions of the Plan and on the express terms and conditions set forth in this Restricted Stock Grant Certificate, which are hereby incorporated by reference. Capitalized terms not otherwise defined herein shall have the respective meanings ascribed thereto in the Plan.

1. Name of Grantee: Murali Chakravarthi

2. Number of Shares of Restricted Stock: 200,000

3. Date of Grant: November 3, 2017

4. Vesting Dates: The Restricted Stock shall vest and all restrictions shall lapse on the dates and as to the number of shares of Restricted Stock set forth below opposite such dates:

Vesting Date	Number of Shares that Vest
November 3, 2017	66,667
November 3, 2018	66,667
November 3, 2019	66,666

5. Termination of Service: Notwithstanding the foregoing, if the Grantee's employment is terminated (x) on account of his death or Disability (as defined in the Grantee's Employment Agreement dated as of September 1, 2017 with the Company (the "Employment Agreement")), or (y) by the Company without Cause (as defined in the Employment Agreement) or (z) by the Grantee if the Grantee resigns from his employment for Good Reason (as defined in the Plan), then immediately prior to such termination the Restricted Shares shall fully vest and all restrictions shall immediately lapse, provided, in the case of clauses (y) and (z), that the Grantee executes a release of claims against the Company and its affiliates in a form prescribed by the Company. For purposes of clause (y) of the preceding sentence, a termination of the Grantee's employment upon expiration of the Employment Agreement following a notice of non-renewal thereof by the Company shall be treated as a termination by the Company without Cause.

6. Termination of Restrictions: All restrictions on the Restricted Stock shall terminate on the earliest of (i) November 3, 2019, (ii) as to the unvested portion of the Restricted Shares (after taking into account any accelerated vesting pursuant to the preceding paragraph), the termination of the Grantee's employment, (iii) as to the vested portion

of the Option (after taking into account any accelerated vesting pursuant to the preceding paragraph), (a) if such termination is for a reason other than for death or Disability, the 91st day following termination of the Grantee's employment, provided, however, if the Grantee shall die or become Disabled during such 91 day period, the restrictions on the Restricted Stock shall terminate as to the vested portion thereof on the date that is twelve (12) months following the date the Grantee dies or becomes Disabled, as the case may be, and (b) if such termination is as a result of death or Disability, 12 months following termination of the Grantee's employment, and (iv) such earlier times as described in the Plan (e.g., a Change in Control of the Company).

7. Transferability; Stockholder Rights: Restricted Stock that has not vested may not be transferred assigned, pledged, hypothecated or otherwise disposed of. Restricted Stock shall carry voting rights and, once vested, dividend rights.

8. Share Certificates: Reasonably promptly following the Grant Date, the Company shall either cause to be issued to the Grantee a certificate in respect of the Restricted Stock or reflect ownership thereof in book entry form on the Company's books and records. If certificates representing the Restricted Stock are issued, they shall be issued in the name of the Grantee, but held in the physical possession of the Company, and the Grantee shall execute in blank a stock power in a form provided by the Company, allowing the Company to transfer the shares of Restricted Stock in the event they are forfeited pursuant to the terms of this Grant Certificate. Such certificates shall bear the following (or a Similar) legend in addition to any other legends that may be required under federal or state securities laws:

> ***THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF COMMON STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) CONTAINED IN THE AMENDED AND RESTATED 2016 LONG TERM INCENTIVE PLAN OF iCORECONNECT INC. AND A RESTRICTED STOCK GRANT CERTIFICATE DATED AS OF NOVEMBER 3, 2017 BETWEEN THE STOCKHOLDER AND iCORECONNECT INC. A COPY OF THE PLAN AND THE GRANT CERTIFICATE ARE ON FILE WITH iCORECONNECT INC.***

9. Company Policies: The Restricted Stock and any rights related thereto shall be subject to any applicable clawback or recoupment policies, share trading policies and other policies that may be implemented by the Board from time to time.

10. Tax Matters: The Restricted Stock will be taxable to the Grantee as ordinary income, subject to wage-based withholding and reporting. The Company will satisfy this withholding obligation in accordance with Section 9(d) of the Plan.

11. Delivery of Documents: A copy of the Plan, and other materials required to be delivered or made available to the Grantee, will be delivered or made available electronically provided that upon request of the Grantee, the Company will deliver to the Grantee paper copies of such materials.

The text and all of the terms and provisions of the Plan are incorporated herein by reference, and the Restricted Shares are subject to those terms and provisions in all respects. The Restricted Shares are governed exclusively by the terms of this Restricted Stock Grant Certificate and the Plan, which, except as expressly set forth above, supersede in all respects any provision of any other document that relates to the Restricted Shares.

By signing this Grant Certificate, the Grantee agrees to be bound by the terms of the Plan and this Grant Certificate (including the exhibits attached hereto) and further agrees that all of the decisions and determinations of the Committee with respect to this Award shall be conclusive and binding.

iCORECONNECT INC.

By: ______________________

Donald Douglas
Chief Operating Officer

AGREED TO AND ACCEPTED:

____

Murali Charavarthi

EXHIBIT ____

Name of Grantee	Number of Shares of Common Stock
Robert McDermott	1,167,500
David Fidanza	180,000
Donald Douglas	180,000
Murali Chakravarthi	200,000
Scott Malmanger	100,000
Samuel B. Fortenbaugh III	180,000
Jeffrey Stellinga	150,000
J.D. Smith	150,000
Jennifer J. Helit	90,000
Michael J. Duncan	37,500
Carly Lyn Garrison	20,000
Rohan Lee	9,000
Philip M. Smith	9,000
Wendi Polinow	9,000
Katherine Moody	9,000
Ashley Castle	9,000
	2,500,000

iCORECONNECT INC.
2016 LONG-TERM INCENTIVE PLAN
Restricted Stock Grant Certificate

This Restricted Stock Grant Certificate evidences an award (the "Award") of Restricted Stock pursuant to the provisions of the 2016 Long-Term Incentive Plan, as amended, (the "Plan"), of iCoreConnect Inc. (the "Company"), to the individual whose name appears below (the "Grantee"), covering the specific number of shares of Restricted Stock of the Company set forth below, pursuant to the provisions of the Plan and on the express terms and conditions set forth in this Restricted Stock Grant Certificate, which are hereby incorporated by reference. Capitalized terms not otherwise defined herein shall have the respective meanings ascribed thereto in the Plan.

1. Name of Grantee: Scott Malmanger

2. Number of Shares of Restricted Stock: 100,000

3. Date of Grant: November 3, 2017

4. Vesting Dates: The Restricted Stock shall vest and all restrictions shall lapse on the dates and as to the number of shares of Restricted Stock set forth below opposite such dates:

Vesting Date	Number of Shares that Vest
November 3, 2017	33,333
November 3, 2018	33,333
November 3, 2019	33,334

5. Termination of Service: Notwithstanding the foregoing, if the Grantee's employment is terminated (x) on account of his death or Disability (as defined in the Grantee's Employment Agreement dated as of May 22, 2017 with the Company (the "Employment Agreement")), or (y) by the Company without Cause (as defined in the Employment Agreement) or (z) by the Grantee if the Grantee resigns from his employment for Good Reason (as defined in the Plan), then immediately prior to such termination the Restricted Shares shall fully vest and all restrictions shall immediately lapse, provided, in the case of clauses (y) and (z), that the Grantee executes a release of claims against the Company and its affiliates in a form prescribed by the Company. For purposes of clause (y) of the preceding sentence, a termination of the Grantee's employment upon expiration of the Employment Agreement following a notice of non-renewal thereof by the Company shall be treated as a termination by the Company without Cause.

6. Termination of Restrictions: All restrictions on the Restricted Stock shall terminate on the earliest of (i) November 3, 2019, (ii) as to the unvested portion of the Restricted Shares (after taking into account any accelerated vesting pursuant to the preceding paragraph), the termination of the Grantee's employment, (iii) as to the vested portion

of the Option (after taking into account any accelerated vesting pursuant to the preceding paragraph), (a) if such termination is for a reason other than for death or Disability, the 91st day following termination of the Grantee's employment, provided, however, if the Grantee shall die or become Disabled during such 91 day period, the restrictions on the Restricted Stock shall terminate as to the vested portion thereof on the date that is twelve (12) months following the date the Grantee dies or becomes Disabled, as the case may be, and (b) if such termination is as a result of death or Disability, 12 months following termination of the Grantee's employment, and (iv) such earlier times as described in the Plan (e.g., a Change in Control of the Company).

7. Transferability; Stockholder Rights: Restricted Stock that has not vested may not be transferred assigned, pledged, hypothecated or otherwise disposed of. Restricted Stock shall carry voting rights and, once vested, dividend rights.

8. Share Certificates: Reasonably promptly following the Grant Date, the Company shall either cause to be issued to the Grantee a certificate in respect of the Restricted Stock or reflect ownership thereof in book entry form on the Company's books and records. If certificates representing the Restricted Stock are issued, they shall be issued in the name of the Grantee, but held in the physical possession of the Company, and the Grantee shall execute in blank a stock power in a form provided by the Company, allowing the Company to transfer the shares of Restricted Stock in the event they are forfeited pursuant to the terms of this Grant Certificate. Such certificates shall bear the following (or a Similar) legend in addition to any other legends that may be required under federal or state securities laws:

> ***THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF COMMON STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) CONTAINED IN THE AMENDED AND RESTATED 2016 LONG TERM INCENTIVE PLAN OF iCORECONNECT INC. AND A RESTRICTED STOCK GRANT CERTIFICATE DATED AS OF NOVEMBER 3, 2017 BETWEEN THE STOCKHOLDER AND iCORECONNECT INC. A COPY OF THE PLAN AND THE GRANT CERTIFICATE ARE ON FILE WITH iCORECONNECT INC.***

9. Company Policies: The Restricted Stock and any rights related thereto shall be subject to any applicable clawback or recoupment policies, share trading policies and other policies that may be implemented by the Board from time to time.

10. Tax Matters: The Restricted Stock will be taxable to the Grantee as ordinary income, subject to wage-based withholding and reporting. The Company will satisfy this withholding obligation in accordance with Section 9(d) of the Plan.

11. Delivery of Documents: A copy of the Plan, and other materials required to be delivered or made available to the Grantee, will be delivered or made available electronically provided that upon request of the Grantee, the Company will deliver to the Grantee paper copies of such materials.

The text and all of the terms and provisions of the Plan are incorporated herein by reference, and the Restricted Shares are subject to those terms and provisions in all respects. The Restricted Shares are governed exclusively by the terms of this Restricted Stock Grant Certificate and the Plan, which, except as expressly set forth above, supersede in all respects any provision of any other document that relates to the Restricted Shares.

By signing this Grant Certificate, the Grantee agrees to be bound by the terms of the Plan and this Grant Certificate (including the exhibits attached hereto) and further agrees that all of the decisions and determinations of the Committee with respect to this Award shall be conclusive and binding.

iCORECONNECT INC.	AGREED TO AND ACCEPTED:
By: /s/ Donald Douglas	/s/ Scott Malmanger
Donald Douglas Chief Operating Officer	Scott Malmanger

EXHIBIT ____

Name of Grantee	Number of Shares of Common Stock
Robert McDermott	1,167,500
David Fidanza	180,000
Donald Douglas	180,000
Murali Chakravarthi	200,000
Scott Malmanger	100,000
Samuel B. Fortenbaugh III	180,000
Jeffrey Stellinga	150,000
J.D. Smith	150,000
Jennifer J. Helit	90,000
Michael J. Duncan	37,500
Carly Lyn Garrison	20,000
Rohan Lee	9,000
Philip M. Smith	9,000
Wendi Polinow	9,000
Katherine Moody	9,000
Ashley Castle	9,000
	2,500,000

iCORECONNECT INC.
2016 LONG-TERM INCENTIVE PLAN
Restricted Stock Grant Certificate

This Restricted Stock Grant Certificate evidences an award (the "Award") of Restricted Stock pursuant to the provisions of the 2016 Long-Term Incentive Plan, as amended, (the "Plan"), of iCoreConnect Inc. (the "Company"), to the individual whose name appears below (the "Grantee"), covering the specific number of shares of Restricted Stock of the Company set forth below, pursuant to the provisions of the Plan and on the express terms and conditions set forth in this Restricted Stock Grant Certificate, which are hereby incorporated by reference. Capitalized terms not otherwise defined herein shall have the respective meanings ascribed thereto in the Plan.

1. Name of Grantee: Samuel B. Fortenbaugh III

2. Number of Shares of Restricted Stock: 180,000

3. Date of Grant: November 3, 2017

4. Vesting Dates: The Restricted Stock shall vest and all restrictions shall lapse on the dates and as to the number of shares of Restricted Stock set forth below opposite such dates:

Vesting Date	Number of Shares that Vest
November 3, 2017	60,000
November 3, 2018	60,000
November 3, 2019	60,000

5. Termination of Service: Notwithstanding the foregoing, if the Grantee's employment is terminated (x) on account of his death or Disability (as defined in the Grantee's Employment Agreement dated as of N/A with the Company (the "Employment Agreement")), or (y) by the Company without Cause (as defined in the Employment Agreement) or (z) by the Grantee if the Grantee resigns from his employment for Good Reason (as defined in the Plan), then immediately prior to such termination the Restricted Shares shall fully vest and all restrictions shall immediately lapse, provided, in the case of clauses (y) and (z), that the Grantee executes a release of claims against the Company and its affiliates in a form prescribed by the Company. For purposes of clause (y) of the preceding sentence, a termination of the Grantee's employment upon expiration of the Employment Agreement following a notice of non-renewal thereof by the Company shall be treated as a termination by the Company without Cause.

6. Termination of Restrictions: All restrictions on the Restricted Stock shall terminate on the earliest of (i) November 3, 2019, (ii) as to the unvested portion of the Restricted Shares (after taking into account any accelerated vesting pursuant to the preceding paragraph), the termination of the Grantee's employment, (iii) as to the vested portion

of the Option (after taking into account any accelerated vesting pursuant to the preceding paragraph), (a) if such termination is for a reason other than for death or Disability, the 91st day following termination of the Grantee's employment, provided, however, if the Grantee shall die or become Disabled during such 91 day period, the restrictions on the Restricted Stock shall terminate as to the vested portion thereof on the date that is twelve (12) months following the date the Grantee dies or becomes Disabled, as the case may be, and (b) if such termination is as a result of death or Disability, 12 months following termination of the Grantee's employment, and (iv) such earlier times as described in the Plan (e.g., a Change in Control of the Company).

7. Transferability; Stockholder Rights: Restricted Stock that has not vested may not be transferred assigned, pledged, hypothecated or otherwise disposed of. Restricted Stock shall carry voting rights and, once vested, dividend rights.

8. Share Certificates: Reasonably promptly following the Grant Date, the Company shall either cause to be issued to the Grantee a certificate in respect of the Restricted Stock or reflect ownership thereof in book entry form on the Company's books and records. If certificates representing the Restricted Stock are issued, they shall be issued in the name of the Grantee, but held in the physical possession of the Company, and the Grantee shall execute in blank a stock power in a form provided by the Company, allowing the Company to transfer the shares of Restricted Stock in the event they are forfeited pursuant to the terms of this Grant Certificate. Such certificates shall bear the following (or a Similar) legend in addition to any other legends that may be required under federal or state securities laws:

> ***THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF COMMON STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) CONTAINED IN THE AMENDED AND RESTATED 2016 LONG TERM INCENTIVE PLAN OF iCORECONNECT INC. AND A RESTRICTED STOCK GRANT CERTIFICATE DATED AS OF NOVEMBER 3, 2017 BETWEEN THE STOCKHOLDER AND iCORECONNECT INC. A COPY OF THE PLAN AND THE GRANT CERTIFICATE ARE ON FILE WITH iCORECONNECT INC.***

9. Company Policies: The Restricted Stock and any rights related thereto shall be subject to any applicable clawback or recoupment policies, share trading policies and other policies that may be implemented by the Board from time to time.

10. Tax Matters: The Restricted Stock will be taxable to the Grantee as ordinary income, subject to wage-based withholding and reporting. The Company will satisfy this withholding obligation in accordance with Section 9(d) of the Plan.

11. Delivery of Documents: A copy of the Plan, and other materials required to be delivered or made available to the Grantee, will be delivered or made available electronically provided that upon request of the Grantee, the Company will deliver to the Grantee paper copies of such materials.

The text and all of the terms and provisions of the Plan are incorporated herein by reference, and the Restricted Shares are subject to those terms and provisions in all respects. The Restricted Shares are governed exclusively by the terms of this Restricted Stock Grant Certificate and the Plan, which, except as expressly set forth above, supersede in all respects any provision of any other document that relates to the Restricted Shares.

By signing this Grant Certificate, the Grantee agrees to be bound by the terms of the Plan and this Grant Certificate (including the exhibits attached hereto) and further agrees that all of the decisions and determinations of the Committee with respect to this Award shall be conclusive and binding.

iCORECONNECT INC.

By: ______________________

Donald Douglas
Chief Operating Officer

AGREED TO AND ACCEPTED:

____

Samuel B. Fortenbaugh III

iCORECONNECT INC.
2016 LONG-TERM INCENTIVE PLAN
Restricted Stock Grant Certificate

This Restricted Stock Grant Certificate evidences an award (the "Award") of Restricted Stock pursuant to the provisions of the 2016 Long-Term Incentive Plan, as amended, (the "Plan"), of iCoreConnect Inc. (the "Company"), to the individual whose name appears below (the "Grantee"), covering the specific number of shares of Restricted Stock of the Company set forth below, pursuant to the provisions of the Plan and on the express terms and conditions set forth in this Restricted Stock Grant Certificate, which are hereby incorporated by reference. Capitalized terms not otherwise defined herein shall have the respective meanings ascribed thereto in the Plan.

1. Name of Grantee: Ashley Castle

2. Number of Shares of Restricted Stock: 9,000

3. Date of Grant: November 3, 2017

4. Vesting Dates: The Restricted Stock shall vest and all restrictions shall lapse on the dates and as to the number of shares of Restricted Stock set forth below opposite such dates:

Vesting Date	Number of Shares that Vest
November 3, 2017	3,000
November 3, 2018	3,000
November 3, 2019	3,000

5. Termination of Service: Notwithstanding the foregoing, if the Grantee's employment is terminated (x) on account of his death or Disability (as defined in the Grantee's Employment Agreement dated as of ____N/A____ with the Company (the "Employment Agreement")), or (y) by the Company without Cause (as defined in the Employment Agreement) or (z) by the Grantee if the Grantee resigns from his employment for Good Reason (as defined in the Plan), then immediately prior to such termination the Restricted Shares shall fully vest and all restrictions shall immediately lapse, provided, in the case of clauses (y) and (z), that the Grantee executes a release of claims against the Company and its affiliates in a form prescribed by the Company. For purposes of clause (y) of the preceding sentence, a termination of the Grantee's employment upon expiration of the Employment Agreement following a notice of non-renewal thereof by the Company shall be treated as a termination by the Company without Cause.

6. Termination of Restrictions: All restrictions on the Restricted Stock shall terminate on the earliest of (i) November 3, 2019, (ii) as to the unvested portion of the Restricted Shares (after taking into account any accelerated vesting pursuant to the preceding paragraph), the termination of the Grantee's employment, (iii) as to the vested portion

of the Option (after taking into account any accelerated vesting pursuant to the preceding paragraph), (a) if such termination is for a reason other than for death or Disability, the 91st day following termination of the Grantee's employment, provided, however, if the Grantee shall die or become Disabled during such 91 day period, the restrictions on the Restricted Stock shall terminate as to the vested portion thereof on the date that is twelve (12) months following the date the Grantee dies or becomes Disabled, as the case may be, and (b) if such termination is as a result of death or Disability, 12 months following termination of the Grantee's employment, and (iv) such earlier times as described in the Plan (e.g., a Change in Control of the Company).

7. Transferability; Stockholder Rights: Restricted Stock that has not vested may not be transferred assigned, pledged, hypothecated or otherwise disposed of. Restricted Stock shall carry voting rights and, once vested, dividend rights.

8. Share Certificates: Reasonably promptly following the Grant Date, the Company shall either cause to be issued to the Grantee a certificate in respect of the Restricted Stock or reflect ownership thereof in book entry form on the Company's books and records. If certificates representing the Restricted Stock are issued, they shall be issued in the name of the Grantee, but held in the physical possession of the Company, and the Grantee shall execute in blank a stock power in a form provided by the Company, allowing the Company to transfer the shares of Restricted Stock in the event they are forfeited pursuant to the terms of this Grant Certificate. Such certificates shall bear the following (or a Similar) legend in addition to any other legends that may be required under federal or state securities laws:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF COMMON STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) CONTAINED IN THE AMENDED AND RESTATED 2016 LONG TERM INCENTIVE PLAN OF iCORECONNECT INC. AND A RESTRICTED STOCK GRANT CERTIFICATE DATED AS OF NOVEMBER 3, 2017 BETWEEN THE STOCKHOLDER AND iCORECONNECT INC. A COPY OF THE PLAN AND THE GRANT CERTIFICATE ARE ON FILE WITH iCORECONNECT. INC.

9. Company Policies: The Restricted Stock and any rights related thereto shall be subject to any applicable clawback or recoupment policies, share trading policies and other policies that may be implemented by the Board from time to time.

10. Tax Matters: The Restricted Stock will be taxable to the Grantee as ordinary income, subject to wage-based withholding and reporting. The Company will satisfy this withholding obligation in accordance with Section 9(d) of the Plan.

11. Delivery of Documents: A copy of the Plan, and other materials required to be delivered or made available to the Grantee, will be delivered or made available electronically provided that upon request of the Grantee, the Company will deliver to the Grantee paper copies of such materials.

The text and all of the terms and provisions of the Plan are incorporated herein by reference, and the Restricted Shares are subject to those terms and provisions in all respects. The Restricted Shares are governed exclusively by the terms of this Restricted Stock Grant Certificate and the Plan, which, except as expressly set forth above, supersede in all respects any provision of any other document that relates to the Restricted Shares.

By signing this Grant Certificate, the Grantee agrees to be bound by the terms of the Plan and this Grant Certificate (including the exhibits attached hereto) and further agrees that all of the decisions and determinations of the Committee with respect to this Award shall be conclusive and binding.

iCORECONNECT INC.

By: ______________________

Donald Douglas
Chief Operating Officer

AGREED TO AND ACCEPTED:

____

Ashley Castle

iCORECONNECT INC.
2016 LONG-TERM INCENTIVE PLAN
Restricted Stock Grant Certificate

This Restricted Stock Grant Certificate evidences an award (the "Award") of Restricted Stock pursuant to the provisions of the 2016 Long-Term Incentive Plan, as amended, (the "Plan"), of iCoreConnect Inc. (the "Company"), to the individual whose name appears below (the "Grantee"), covering the specific number of shares of Restricted Stock of the Company set forth below, pursuant to the provisions of the Plan and on the express terms and conditions set forth in this Restricted Stock Grant Certificate, which are hereby incorporated by reference. Capitalized terms not otherwise defined herein shall have the respective meanings ascribed thereto in the Plan.

1. Name of Grantee: Michael J. Duncan

2. Number of Shares of Restricted Stock: 37,500

3. Date of Grant: November 3, 2017

4. Vesting Dates: The Restricted Stock shall vest and all restrictions shall lapse on the dates and as to the number of shares of Restricted Stock set forth below opposite such dates:

Vesting Date	Number of Shares that Vest
November 3, 2017	12,500
November 3, 2018	12,500
November 3, 2019	12,500

5. Termination of Service: Notwithstanding the foregoing, if the Grantee's employment is terminated (x) on account of his death or Disability (as defined in the Grantee's Employment Agreement dated as of n/a with the Company (the "Employment Agreement")), or (y) by the Company without Cause (as defined in the Employment Agreement) or (z) by the Grantee if the Grantee resigns from his employment for Good Reason (as defined in the Plan), then immediately prior to such termination the Restricted Shares shall fully vest and all restrictions shall immediately lapse, provided, in the case of clauses (y) and (z), that the Grantee executes a release of claims against the Company and its affiliates in a form prescribed by the Company. For purposes of clause (y) of the preceding sentence, a termination of the Grantee's employment upon expiration of the Employment Agreement following a notice of non-renewal thereof by the Company shall be treated as a termination by the Company without Cause.

6. Termination of Restrictions: All restrictions on the Restricted Stock shall terminate on the earliest of (i) November 3, 2019, (ii) as to the unvested portion of the Restricted Shares (after taking into account any accelerated vesting pursuant to the preceding paragraph), the termination of the Grantee's employment, (iii) as to the vested portion

of the Option (after taking into account any accelerated vesting pursuant to the preceding paragraph), (a) if such termination is for a reason other than for death or Disability, the 91st day following termination of the Grantee's employment, provided, however, if the Grantee shall die or become Disabled during such 91 day period, the restrictions on the Restricted Stock shall terminate as to the vested portion thereof on the date that is twelve (12) months following the date the Grantee dies or becomes Disabled, as the case may be, and (b) if such termination is as a result of death or Disability, 12 months following termination of the Grantee's employment, and (iv) such earlier times as described in the Plan (e.g., a Change in Control of the Company).

7. Transferability; Stockholder Rights: Restricted Stock that has not vested may not be transferred assigned, pledged, hypothecated or otherwise disposed of. Restricted Stock shall carry voting rights and, once vested, dividend rights.

8. Share Certificates: Reasonably promptly following the Grant Date, the Company shall either cause to be issued to the Grantee a certificate in respect of the Restricted Stock or reflect ownership thereof in book entry form on the Company's books and records. If certificates representing the Restricted Stock are issued, they shall be issued in the name of the Grantee, but held in the physical possession of the Company, and the Grantee shall execute in blank a stock power in a form provided by the Company, allowing the Company to transfer the shares of Restricted Stock in the event they are forfeited pursuant to the terms of this Grant Certificate. Such certificates shall bear the following (or a Similar) legend in addition to any other legends that may be required under federal or state securities laws:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF COMMON STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) CONTAINED IN THE AMENDED AND RESTATED 2016 LONG TERM INCENTIVE PLAN OF iCORECONNECT INC. AND A RESTRICTED STOCK GRANT CERTIFICATE DATED AS OF NOVEMBER 3, 2017 BETWEEN THE STOCKHOLDER AND iCORECONNECT INC. A COPY OF THE PLAN AND THE GRANT CERTIFICATE ARE ON FILE WITH iCORECONNECT INC.

9. Company Policies: The Restricted Stock and any rights related thereto shall be subject to any applicable clawback or recoupment policies, share trading policies and other policies that may be implemented by the Board from time to time.

10. Tax Matters: The Restricted Stock will be taxable to the Grantee as ordinary income, subject to wage-based withholding and reporting. The Company will satisfy this withholding obligation in accordance with Section 9(d) of the Plan.

11. Delivery of Documents: A copy of the Plan, and other materials required to be delivered or made available to the Grantee, will be delivered or made available electronically provided that upon request of the Grantee, the Company will deliver to the Grantee paper copies of such materials.

The text and all of the terms and provisions of the Plan are incorporated herein by reference, and the Restricted Shares are subject to those terms and provisions in all respects. The Restricted Shares are governed exclusively by the terms of this Restricted Stock Grant Certificate and the Plan, which, except as expressly set forth above, supersede in all respects any provision of any other document that relates to the Restricted Shares.

By signing this Grant Certificate, the Grantee agrees to be bound by the terms of the Plan and this Grant Certificate (including the exhibits attached hereto) and further agrees that all of the decisions and determinations of the Committee with respect to this Award shall be conclusive and binding.

iCORECONNECT INC.

By: ______________________

Donald Douglas
Chief Operating Officer

AGREED TO AND ACCEPTED:

____

Michael J. Duncan

iCORECONNECT INC.
2016 LONG-TERM INCENTIVE PLAN
Restricted Stock Grant Certificate

This Restricted Stock Grant Certificate evidences an award (the "Award") of Restricted Stock pursuant to the provisions of the 2016 Long-Term Incentive Plan, as amended, (the "Plan"), of iCoreConnect Inc. (the "Company"), to the individual whose name appears below (the "Grantee"), covering the specific number of shares of Restricted Stock of the Company set forth below, pursuant to the provisions of the Plan and on the express terms and conditions set forth in this Restricted Stock Grant Certificate, which are hereby incorporated by reference. Capitalized terms not otherwise defined herein shall have the respective meanings ascribed thereto in the Plan.

1. Name of Grantee: Philip M. Smith

2. Number of Shares of Restricted Stock: 9,000

3. Date of Grant: November 3, 2017

4. Vesting Dates: The Restricted Stock shall vest and all restrictions shall lapse on the dates and as to the number of shares of Restricted Stock set forth below opposite such dates:

Vesting Date	Number of Shares that Vest
November 3, 2017	3,000
November 3, 2018	3,000
November 3, 2019	3,000

5. Termination of Service: Notwithstanding the foregoing, if the Grantee's employment is terminated (x) on account of his death or Disability (as defined in the Grantee's Employment Agreement dated as of N/A with the Company (the "Employment Agreement")), or (y) by the Company without Cause (as defined in the Employment Agreement) or (z) by the Grantee if the Grantee resigns from his employment for Good Reason (as defined in the Plan), then immediately prior to such termination the Restricted Shares shall fully vest and all restrictions shall immediately lapse, provided, in the case of clauses (y) and (z), that the Grantee executes a release of claims against the Company and its affiliates in a form prescribed by the Company. For purposes of clause (y) of the preceding sentence, a termination of the Grantee's employment upon expiration of the Employment Agreement following a notice of non-renewal thereof by the Company shall be treated as a termination by the Company without Cause.

6. Termination of Restrictions: All restrictions on the Restricted Stock shall terminate on the earliest of (i) November 3, 2019, (ii) as to the unvested portion of the Restricted Shares (after taking into account any accelerated vesting pursuant to the preceding paragraph), the termination of the Grantee's employment, (iii) as to the vested portion

of the Option (after taking into account any accelerated vesting pursuant to the preceding paragraph), (a) if such termination is for a reason other than for death or Disability, the 91st day following termination of the Grantee's employment, provided, however, if the Grantee shall die or become Disabled during such 91 day period, the restrictions on the Restricted Stock shall terminate as to the vested portion thereof on the date that is twelve (12) months following the date the Grantee dies or becomes Disabled, as the case may be, and (b) if such termination is as a result of death or Disability, 12 months following termination of the Grantee's employment, and (iv) such earlier times as described in the Plan (e.g., a Change in Control of the Company).

7. Transferability; Stockholder Rights: Restricted Stock that has not vested may not be transferred assigned, pledged, hypothecated or otherwise disposed of. Restricted Stock shall carry voting rights and, once vested, dividend rights.

8. Share Certificates: Reasonably promptly following the Grant Date, the Company shall either cause to be issued to the Grantee a certificate in respect of the Restricted Stock or reflect ownership thereof in book entry form on the Company's books and records. If certificates representing the Restricted Stock are issued, they shall be issued in the name of the Grantee, but held in the physical possession of the Company, and the Grantee shall execute in blank a stock power in a form provided by the Company, allowing the Company to transfer the shares of Restricted Stock in the event they are forfeited pursuant to the terms of this Grant Certificate. Such certificates shall bear the following (or a Similar) legend in addition to any other legends that may be required under federal or state securities laws:

> ***THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF COMMON STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) CONTAINED IN THE AMENDED AND RESTATED 2016 LONG TERM INCENTIVE PLAN OF iCORECONNECT INC. AND A RESTRICTED STOCK GRANT CERTIFICATE DATED AS OF NOVEMBER 3, 2017 BETWEEN THE STOCKHOLDER AND iCORECONNECT INC. A COPY OF THE PLAN AND THE GRANT CERTIFICATE ARE ON FILE WITH iCORECONNECT. INC.***

9. Company Policies: The Restricted Stock and any rights related thereto shall be subject to any applicable clawback or recoupment policies, share trading policies and other policies that may be implemented by the Board from time to time.

10. Tax Matters: The Restricted Stock will be taxable to the Grantee as ordinary income, subject to wage-based withholding and reporting. The Company will satisfy this withholding obligation in accordance with Section 9(d) of the Plan.

11. Delivery of Documents: A copy of the Plan, and other materials required to be delivered or made available to the Grantee, will be delivered or made available electronically provided that upon request of the Grantee, the Company will deliver to the Grantee paper copies of such materials.

The text and all of the terms and provisions of the Plan are incorporated herein by reference, and the Restricted Shares are subject to those terms and provisions in all respects. The Restricted Shares are governed exclusively by the terms of this Restricted Stock Grant Certificate and the Plan, which, except as expressly set forth above, supersede in all respects any provision of any other document that relates to the Restricted Shares.

By signing this Grant Certificate, the Grantee agrees to be bound by the terms of the Plan and this Grant Certificate (including the exhibits attached hereto) and further agrees that all of the decisions and determinations of the Committee with respect to this Award shall be conclusive and binding.

iCORECONNECT INC.	AGREED TO AND ACCEPTED:
By: [signature]	[signature] 4-4-18
Donald Douglas Chief Operating Officer	Philip M. Smith